EXHIBIT 99.1

.

For Immediate Release

Meridian Bioscience Announces Retirement of John A. Kraeutler, Executive Chairman of the Board; Appoints David C. Phillips as Chairman of the Board; and Elects Felicia Williams to the Board of Directors

CINCINNATI, September 24, 2018 (GLOBE NEWSWIRE) – Meridian Bioscience, Inc. (NASDAQ:VIVO) today announced that John (Jack) A. Kraeutler, Executive Chairman of the Board, will retire effective September 30, 2018. In connection with Mr. Kraeutler's retirement the Board has appointed David C. Phillips to the position of Chairman, effective September 30, 2018. Additionally, the Board has elected Felicia Williams to the Board of Directors effective September 20, 2018. Ms. Williams has also been appointed to serve on the Audit Committee.

Felicia Williams has served as Executive Vice President, Controller and Enterprise Risk Officer at Macy's Inc. since June 2016. Previously she had served as Senior Vice President, Finance and Risk Management at Macy's from February 2011 through June 2016; and in other finance, treasury, risk management and internal audit capacities since joining the Company in June 2004. Prior to her time at Macy's, Ms. Williams served in various financial positions at the Coca-Cola Hellenic Bottling Company and The Coca-Cola Company from June 1994 through June 2004.

Jack Kraeutler commented, "Reflecting on my service to Meridian Bioscience, I was guided by four passions: a passion for science; our customers; our team members; and our shareholders. As I look forward to retirement I am confident that Meridian has a strong leadership team and talented group of employees in place to build upon each of these four elements; and to move the Company forward towards a new phase of growth and prosperity."

David C. Phillips, Chairman of the Board, commented, "I would like to express my deep appreciation for Jack's many contributions to Meridian Bioscience since joining the Company in January 1992. Meridian has enjoyed numerous successes during his tenure. I wish Jack a happy and healthy retirement."

Mr. Phillips continued, "It is my pleasure to welcome Felicia Williams to the Board of Directors. Felicia has amassed an impressive breadth of management experience during her career. Her strong financial background well-positions Felicia to provide meaningful insight as a member of the Audit Committee. I look forward to working with Felicia as we build a strong future for Meridian Bioscience."

FORWARD-LOOKING STATEMENTS
The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements.  Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as "estimates", "anticipates", "projects", "plans", "seeks", "may", "will", "expects", "intends", "believes", "should" and similar expressions or the negative versions thereof and which also may be identified by their context.  All statements that address operating performance or events or developments that Meridian expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted earnings and revenue, are forward-looking statements. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made.  Specifically, Meridian's forward-looking statements are, and will be, based on management's then-current views and assumptions regarding future events and operating performance.  Meridian assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.  These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following:

Meridian's operating results, financial condition and continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian's competition, its ability to effectively sell such products and its ability to successfully expand and effectively manage increased sales and marketing operations.  While Meridian has introduced a number of internally developed products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property, and unexpected or costly manufacturing costs associated with the ramp up of new products could cause actual results to differ from expectations.  Meridian relies on proprietary, patented and licensed technologies.  As such, the Company's ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results.  Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution.  Recessionary pressures on the economy and the markets in which our customers operate, as well as adverse trends in buying patterns from customers, can change expected results.  Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process.  The international scope of Meridian's operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict.  One of Meridian's growth strategies is the acquisition of companies and product lines.  There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian's operations.  There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention, and there may be additional risks with respect to Meridian's ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives.  Meridian cannot predict the outcome of goodwill impairment testing and the impact of possible goodwill impairments on Meridian's earnings and financial results.  Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof initiated by Congress or the presidential administration, and any similar initiatives in other countries on its results of operations.  Efforts to reduce the U.S. federal deficit, breaches of Meridian's information technology systems, and natural disasters and other events could have a materially adverse effect on Meridian's results of operations and revenues.  In the past, the Company has identified a material weakness in our internal control over financial reporting, which has been remediated, but the Company can make no assurances that a material weakness will not be identified in the future, which if identified and if not properly corrected, could materially adversely affect our operations and result in material misstatements in our financial statements.  In addition to the factors described in this paragraph, as well as those factors identified from time to time in our filings with the Securities and Exchange Commission, Part I, Item 1A Risk Factors of our most recent Annual Report on Form 10-K contains a list and description of uncertainties, risks and other matters that may affect the Company.  Readers should carefully review these forward-looking statements and risk factors, and not place undue reliance on our forward-looking statements.

About Meridian Bioscience, Inc.
Meridian is a fully integrated life science company that develops, manufactures, markets and distributes a broad range of innovative diagnostic products. We are dedicated to developing and delivering better solutions that give answers with speed, accuracy and simplicity that are redefining the possibilities of life from discovery to diagnosis. Through discovery and development, we provide critical life science raw materials used in immunological and molecular tests for human, animal, plant, and environmental applications. Through diagnosis, we provide diagnostic solutions in areas including gastrointestinal and upper respiratory infections and blood lead level testing.  We build relationships and provide solutions to hospitals, reference laboratories, research centers, veterinary testing centers, physician offices, diagnostics manufacturers, and biotech companies in more than 70 countries around the world.

Meridian's shares are traded on the NASDAQ Global Select Market, symbol VIVO. Meridian's website address is www.meridianbioscience.com.

Contact:
Jack Kenny
Chief Executive Officer
Meridian Bioscience, Inc.
Phone:  513.271.3700
Email: mbi@meridianbioscience.com

###